UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2008

CYBERDEFENDER CORPORATION
(Exact name of registrant as specified in its charter)

California	333-138430	65-1205833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

617 West 7th Street, Suite 401, Los Angeles, California		90017
(Zip Code)

Registrant’s telephone number, including area code:		(213) 689-8631

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K and other reports filed from time to time with the Securities and Exchange Commission by CyberDefender Corporation, a California corporation (the “Registrant”), contains certain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management regarding the Registrant’s financial condition, future operating performance, results of operations and other statements that are not statements of historical fact. The words “expect”, “project”, “estimate”, “believe”, “anticipate”, “intend”, “plan”, “forecast” or the negative of these terms and similar expressions and variations thereof are intended to identify such forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 3.02 Recent Sales of Unregistered Securities.

On November 25, 2008, the Registrant closed the sale and issuance of $200,000 in aggregate principal amount of its subordinated 10% Convertible Promissory Notes (the “Notes”), convertible into common stock of the Registrant at a conversion price of $1.25 per share (the “Conversion Price”), along with five-year warrants (the “Warrants”) to purchase an aggregate of 80,000 shares of common stock at an exercise price of $1.25 per share (the “Exercise Price”), to two accredited investors (the “Offering”). All outstanding principal and interest of the Notes is due eleven months from the date of issuance. The Conversion Price and the Exercise Price are subject to downward adjustment based on a weighted average formula in the event the Registrant subsequently sells or issues its common stock or equivalents for a per share price less than $1.25 per share, except for certain exempt issuances.

The Warrants are redeemable at a price of $0.01 per share in the event (i) the average volume weighted average price (“VWAP”) of the Registrant’s common stock for 10 consecutive trading days equals or exceeds 2.5 times the then current Exercise Price, (ii) the average daily trading volume of the common stock during such 10-trading day period is at least 50,000 shares and (iii) there is an effective registration statement covering the resale of the shares issuable upon exercise of the Warrants (the “Warrant Shares”).

In connection with the Offering, the Registrant entered into a Registration Rights Agreement pursuant to which it is obligated to file a registration statement with the Commission covering the resale of the shares issuable upon conversion of the Notes and the Warrant Shares (the “Registration Statement”). The Registrant must file the Registration Statement no later than 60 days following the final closing date of the sale and issuance of the Notes and Warrants, and must use its best efforts to cause the Registration Statement to become effective no later than 120 days thereafter. If the Registrant is delinquent in the filing deadline or the effectiveness deadline of the Registration Statement, it will be obligated to pay the holders of the Notes liquidated damages equal to 1% of the outstanding principal amount of the Notes for every 30-day period of delinquency, up to a maximum of 10%. The Registrant may pay any such liquidated damages in cash or its common stock valued at the average VWAP for the five trading days preceding the applicable due date, provided such average VWAP exceeds $1.00 per share.

Out of the total gross proceeds of the Offering, the Registrant paid its placement agent $12,000 in commissions, equal to 6% of the gross proceeds of the Offering, and issued to its placement agent a warrant to purchase 9,600 shares of common stock, equal to 6% of the number of shares of common stock into which the Notes initially may be converted, at an exercise price of $1.25 per share. Except as otherwise disclosed herein, there were no underwriting discounts or other commissions paid in conjunction with the Offering.

The Offering was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, inasmuch as the securities were issued to accredited investors only without any form of general solicitation or general advertising.

As a condition precedent to the Offering, the Registrant was required to obtain the consent of the holders of at least 75% of the outstanding principal amount of its 10% Secured Convertible Debentures issued on September 12, 2006 (the “2006 Debentures”). In order to obtain such consent, the Registrant agreed to amend the eighteen-month 10% Convertible Debentures issued or issuable as prior interest payments in lieu of cash in respect of the 2006 Debentures (the “Interest Payment Debentures”), such that the maturity date of all the Interest Payment Debentures, in the aggregate principal amount up to $420,786, is accelerated to September 12, 2009, to be concurrent with the maturity date of the 2006 Debentures.

The foregoing summary of the key terms and conditions of the Offering does not purport to be a complete description thereof, and is qualified in its entirety by reference to the following transaction documents which are attached as exhibits to this Current Report: (i) form of Securities Purchase Agreement; (ii) form of 10% Convertible Promissory Note; (iii) form of Common Stock Purchase Warrant; (iv) form of Registration Rights Agreement; (v) form of Subordination Agreement, and (vi) Consent and Waiver Agreement.

The Registrant may conduct additional closings of the sale and issuance to accredited investors of up to an additional $1,000,000 in aggregate principal amount of its Notes and Warrants to purchase up to an additional 400,000 shares of its common stock pursuant to the above-listed transaction documents, but only to investors who were contacted by the Registrant’s placement agent prior to December 5, 2008 in connection with the Offering.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Form of Securities Purchase Agreement

10.2	Form of 10% Convertible Promissory Note

10.3	Form of Warrant

10.4	Form of Registration Rights Agreement

10.5	Form of Subordination Agreement

10.6	Consent and Waiver Agreement, dated November 21, 2008, among the Registrant and the holders of at least 75% of the outstanding principal amount of the 2006 Debentures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2008
CYBERDEFENDER CORPORATION

	By:	/s/ Gary Guseinov
Gary Guseinov
Chief Executive Officer